ENTERPRISE FINANCIAL SERVICES CORP

SEPTEMBER 8-9, 2009

ENTERPRISE FINANCIAL

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2008 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

COMPANY OVERVIEW

Profile

- Strategic focus on private businesses & their owner families.
- Commercial vs. retail banking model.
- Two lines of business: *banking and wealth management*.
  - $2.1 billion in banking assets
  - $1.1 billion in trust assets under administration
- Largest publicly held banking company based in St. Louis with significant operations in Kansas City and recent entry into Phoenix.
- 87% core-deposit funded.

Markets

St. Louis MSA

- 2.8 million population; 18th largest metro area.
- Median household income $52,500 vs. US median $50,700.
- 50,000 households with investable assets over $1 million.
- 70,000 privately held businesses.
- Significant healthcare, financial services, transportation, defense industries.

Kansas City MSA

- 2.0 million population; 26th largest metro area.
- Median household income $53,500 vs. US median $50,700.
- 35,000 households with investable assets over $1 million.
- 50,000 privately held businesses.
- Significant communications, healthcare, government industries.

Phoenix MSA

- 4.2 million population; 12th largest metro area.
- Median household income $54,300 vs. US median $50,700.
- 72,000 households with investable assets over $1 million.
- 86,000 privately held businesses.
- Significant electronics, tourism, retail and professional services sectors.
- Very attractive long term demographic and growth trends.

ENTERPRISE FINANCIAL

EXPERIENCED MANAGEMENT TEAM

Peter Benoist **President & CEO** **Enterprise Financial**	8 years with Enterprise Former Regional Chairman, Firstar/US Bank Former Chief Operating Officer, Mercantile Bank of St. Louis Former Executive Vice President, Mark Twain Bancshares, Inc. BA, MBA St. Louis University
Steve Marsh **Chairman & CEO** **Enterprise Bank & Trust**	7 years with Enterprise Former President & Sr. Loan Officer, Southwest Bank of St. Louis BA Creighton University, MBA St. Louis University
Frank Sanfilippo **Executive Vice President & CFO** **Enterprise Financial**	9 years with Enterprise Former Executive Vice President & CFO, First Banks, Inc. Former Senior Vice President, Mercantile Bank of St. Louis BS University of Missouri, CPA
Senior Management Team **(11 Executives)**	More than 200 years combined banking experience More than 40 years combined wealth management, diversified financial services experience

PRE-TAX PRE-PROVISION EARNINGS POWER

In millions of dollars

	3Q '08	4Q '08	1Q '09	2Q '09
Net Income (Loss)	1.3	(4.0)	(50.6)	0.4
Tax Provision (Benefit)	0.9	(3.1)	(2.2)	(1.4)
Provision for Loan Losses	2.8	14.1	15.1	8.0
Impairment Charges	5.9	3.3	45.4	—
Gain on Sale of Branches	(2.8)	—	—	—
Gain Loss on Sale of ORE	(.2)	—	(.1)	—
Gain on Sale of Securities	—	(.1)	(.3)	(.6)
FDIC Special Assessment	—	—	—	1.1
Retention Payout	—	1.0	—	—
PTPP Operating Earnings(1)	**7.9**	**11.2**	**7.3**	**7.5**

(1) Non-GAAP measure, as defined by management, and reconciled to net income here

FEE INCOME

In millions of dollars


24.5
19.5
14.5
9.5
4.5
-0.5
7.1
9.0
16.9
19.7
21.9
9.7
'04
'05
'06
'07
'08
YTD '09
Other
Securities Gains
Tax Credit Gains
Mortgage Gains
Service Charges
MBG
Trust

Fee income Ratio	16%	17%	25%	24%	25%	22%

Excludes branch sale gains

A DIVERSIFIED LOAN PORTFOLIO BY INDUSTRY

June 30, 2009


6%
26%
11%
9%
10%
8%
4%
5%
5%
3%
3%
10%

SIC CODE	$ MILLIONS
Real Estate Related	500
Residential Construction	209
Commercial Construction	175
Manufacturing	186
Finance & Insurance	144
Retail	78
Wholesale	94
Healthcare	94
Subcontractor	58
Transportation	53
Other Services	190
Other	120

NON-REAL ESTATE SECURED PORTFOLIO

June 30, 2009


7%
9%
22%
1%
2%
59%

COLLATERAL	$ MILLIONS
Corporate Assets	362
Cash Equivalent/Securities	137
Receivables	53
Inventory/Equipment	45
Unsecured	13
Letters of Credit	7
Total	617

REAL ESTATE SECURED PORTFOLIO

June 30, 2009



7%
7%
4%
7%
4%
10%
8%
7%
3%
2%
7%
10%
7%
6%
6%
3%
3%
1%

COLLATERAL	$ MILLIONS
LAD & CONSTRUCTION	382
Raw Ground	90
LAD – Residential	88
LAD – Commercial	56
Construction – Commercial	93
Construction – Residential	55
OWNER OCCUPIED	468
Comm/Ind/Mfg	121
Comm/Office Bldg	101
SF Residential	93
Home Equity	32
Hotel/Motel	27
Other	94
NON-OWNER OCCUPIED	434
Comm Office Bldg	122
Comm Retail Bldg	95
SF Residential	66
Comm/Ind/Mfg	62
MF Residential	39
Other	33
Other Permanent	17
TOTAL REAL ESTATE SECURED	1,284

ENTERPRISE FINANCIAL

NON PERFORMING LOANS

June 30, 2009
In millions of dollars

	St. Louis			Kansas City			Total		
Type	Total	NPL	% NPL	Total	NPL	% NPL	Total	NPL	% NPL
C&I	651.2	-	-	312.8	2.2	.70	980.5	2.2	.22
Commercial Real Estate	371.6	1.2	.32	292.9	16.2	5.53	674.8	23.4	3.47
Residential Real Estate	128.4	5.9	4.60	78.6	16.0	20.36	208.9	23.6	11.30
Other	25.1	-	-	11.5	-	-	36.6	-	-
Total	1,176.3	7.1	.60	695.8	34.4	4.94	1,900.8	49.2	2.6

Chart excludes $28 million of loans originated in Arizona of which $7.7 million is non performing at June 30, 2009. $5.5 million of the $7.7 million is expected to payoff or return to performing status in the 3Q.

NPL'S AND OREO


In millions of dollars
60
50
40
30
20
10
0
13.2
9.3
23.5
11.3
29.7
13.9
50.5
13.3
49.2
16.1
2Q '08
3Q '08
4Q '08
1Q '09
2Q '09
NPL
OREO

ASSET QUALITY TRENDS



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
'04
'05
'06
'07
'08
1Q '09
2Q 09
0.18%
0.11%
0.52%
0.78%
1.92%
2.86%
2.95%
0.13%
0.02%
0.10%
0.14%
0.70%
1.39%*
1.03%*
Net Charge Offs to Ave Loans
NPA to Assets

* Annualized

NET CHARGE OFFS BY TYPE

In millions of dollars

	YTD 12/31/07	YTD 12/31/08	YTD 6/30/09
Residential RE	2.2	6.5	3.8
Commercial RE	——	2.8	5.0
C&I	.2	3.8	3.0
Consumer	.1	——	——
	2.5	**13.1**	**11.8**

IMPAIRED LOANS

June 30, 2009
In millions of dollars

	Loans Outstanding	Specific Reserves	
TOTAL	49.2	10.4	21%
Largest by Exposure			
Residential RE	3.8	1.5	
Residential RE	4.0	1.2	
Commercial RE	6.6	1.2	
Commercial RE	6.0	1.0	
Residential RE	1.4	.8	
Residential RE	.8	.7	
Commercial RE	3.0	.5	
Residential RE	1.7	.5	
Others Below 0.5	21.9	3.0	

ENTERPRISE FINANCIAL

OTHER REAL ESTATE OWNED

June 30, 2009

By Type

Residential Homes	26 properties	$5.9 million
Residential Lots	<100 lots	$3.1 million
Commercial	12 properties	$7.1 million
		$16.1 million

By Geography

St. Louis	30%
Kansas City	42%
Arizona	12%
Arkansas	16%
	100%

DELINQUENCY TRENDS

30-89 days past due



1.25%
1.00%
0.75%
0.50%
0.25%
0.84%
0.79%
0.69%
0.94%
0.55%
June '08
Sept. '08
Dec. '08
Mar '09
June '09

In millions of dollars:	15.6	15.4	13.7	18.5	10.4

STRONG CAPITAL LEVELS IN UNCERTAIN ECONOMY



14
12
10
8
6
9.32
10.54
8.89
12.81
8.22
12.75
8.47
13.13
2007
2008
1Q '09
2Q '09
Tier 1 Ratio %
Total RBC Ratio %



10
9
8
7
6
5
5.68
8.85
5.90
8.58
5.64
7.60
5.84
7.77
2007
2008
1Q '09
2Q '09
Tangible Common Equity Ratio %
Leverage %

Excess Capital Over Minimum at 6/30/09

Tier 1 Ratio:
$50.3 million

Total Capital Ratio:
$63.7 million

EFSC RELATIVE PEER POSITIONING

- For this peer group analysis, we compared EFSC to the following peer groups:
  - "Operating Peers" – Select publicly traded banks in the United States that employ a similar operating strategy to EFSC
    - Bank of the Ozarks, Inc. (OZRK)
    - Boston Private Financial Holdings, Inc. (BPFH)
    - Bryn Mawr Bank Corporation (BMTC)
    - City National Corporation (CYN)
    - CoBiz Financial, Inc. (COBZ)
    - Pinnacle Financial Partners, Inc. (PNFP)
    - PrivateBancorp, Inc. (PVTB)
    - S.Y. Bancorp, Inc. (SYBT)
    - Sandy Spring Bancorp, Inc. (SASR)
    - Sterling Bancshares, Inc. (SBIB)
    - Wintrust Financial Corporation (WTFC)
  - "Proxy Peers" – All publicly traded banks located in United States with assets between $900 million and $5 billion. Per EFSC's proxy statement, this group is used for the Company's Long Term Incentive Plan.

EFSC RELATIVE PEER POSITIONING



Total Capital Ratio
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
13.14%
14.31%
12.93%
EFSC
Operating Peers
Proxy Peers



Tang. Common Equity/Assets
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.84%
7.00%
5.91%
EFSC
Operating Peers
Proxy Peers



Reserves/Loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.24%
1.81%
1.59%
EFSC
Operating Peers
Proxy Peers



Reserves/NPAs
150.00%
100.00%
50.00%
0.00%
65.35%
65.84%
82.79%
EFSC
Operating Peers
Proxy Peers

EFSC RELATIVE PEER POSITIONING



Total Capital Ratio
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
13.14%
14.31%
12.93%
EFSC
Operating Peers
Proxy Peers



Tang. Common Equity/Assets
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.84%
7.00%
5.91%
EFSC
Operating Peers
Proxy Peers



Reserves/Loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.24%
1.81%
1.59%
EFSC
Operating Peers
Proxy Peers



Reserves/NPAs
150.00%
100.00%
50.00%
0.00%
65.35%
65.84%
82.79%
EFSC
Operating Peers
Proxy Peers

ENTERPRISE FINANCIAL

EFSC RELATIVE PEER POSITIONING


Cash & Securities/Assets
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
9.84%
20.46%
20.82%
EFSC
Operating Peers
Proxy Peers


Borrowings/Deposits & Borrowings
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
13.73%
14.88%
18.93%
EFSC
Operating Peers
Proxy Peers


LTM Noninterest Income/Revenue
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
23.44%
29.99%
22.91%
EFSC
Operating Peers
Proxy Peers


LTM Efficiency Ratio
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
61.00%
63.50%
59.83%
EFSC
Operating Peers
Proxy Peers

ENTERPRISE FINANCIAL